Exhibit 99.1
FOR IMMEDIATE RELEASE:	CONTACT:	Robert K. Chapman
February 25, 2011		United Bancorp, Inc.
734-214-3801

UNITED BANCORP, INC.
ANNOUNCES REVISION OF FOURTH QUARTER
AND FULL YEAR UNAUDITED 2010 EARNINGS

ANN ARBOR, MI – United Bancorp, Inc. (OTCBB: UBMI) today announced an adjustment to its earnings for the fourth quarter of 2010 and full year ended December 31, 2010. The adjustment relates to the Company's recognition of additional impairment of a loan to one borrower and the Company's corresponding increase in the amount of its Allowance for Loan Losses (ALL) at December 31, 2010 to take into account the additional impairment of the loan. United previously issued a press release on January 28, 2011 in which it announced its earnings for these periods.

During the ongoing finalization of its financial statements and preparation of its Annual Report on Form10-K for the year ended December 31, 2010 and subsequent to its January 28, 2011 earnings press release, the Company received new information concerning one loan to one commercial loan customer. After considering the new information, the Company has determined that the amount of impairment on the loan had increased as of December 31, 2010. As a consequence, management determined that an additional provision of $1.38 million to the Company’s ALL in the fourth quarter of 2010 was warranted.

This change affects the Company’s unaudited financial statements for the three month and one year periods ended December 31, 2010. The change resulted in a net loss for the fourth quarter of $427,000, compared to previously-reported net income of $484,000, for a decrease of $911,000. As a result of this adjustment, the Company’s revised net loss was $3.708 million for the year ended December 31, 2010, compared to the previously-reported net loss of $2.797 million. For the fourth quarter of 2010, basic and diluted loss per share was $0.11, and for the full year ended December 31, 2010, basic and diluted loss per share was $0.89.

Following are revised key asset quality and capital performance measures as of December 31, 2010 as compared to the measures announced in the earnings press release dated January 28, 2011.

Asset Quality	As-Reported	Revised	Change
Nonperforming loans/portfolio loans	4.57%	4.94%	0.37%
Nonperforming assets/total assets	3.64%	3.89%	0.25%
Allowance for loan loss/total loans	4.02%	4.25%	0.23%
Allowance/nonperforming loans	87.8%	86.0%	-1.8%

Capital and Stock Performance
Book value per share	$5.79	$5.72	$(0.07)
Tangible book value per share	5.79	5.72	(0.07)
Tier 1 Leverage Ratio	10.4%	10.2%	-0.2%
Tangible common equity to total assets	8.5%	8.4%	-0.1%
Total capital to risk-weighted assets	16.5%	16.3%	-0.2%

We have set forth below the Company’s unaudited consolidated financial highlights, unaudited consolidated balance sheets and unaudited consolidated statements of income for the fourth quarter of 2010 and full year ended December 31, 2010. This unaudited financial information replaces the unaudited consolidated financial highlights, unaudited consolidated balance sheets and unaudited consolidated statements of income contained in United Bancorp, Inc.'s previous earnings press release of January 28, 2011.

These changes will be reflected in United Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2010, which will be filed on or about the date of this press release. For additional information about our financial condition and results of operations as of and for the three and twelve months ended December 31, 2010, please refer to the 2010 Form 10-K.

About United Bancorp, Inc.

United Bancorp, Inc. is a community based financial services company that strives to provide financial solutions to the markets and clients that we serve based on their unique circumstances and needs. We provide our services through the Bank's system of sixteen banking offices, one trust office, and 20 automated teller machines, located in Washtenaw, Lenawee and Monroe Counties, Michigan. For more information, visit the company’s website at www.ubat.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and United Bancorp, Inc.

Management's determination of the provision and allowance for loan losses, the appropriate carrying value of intangible assets (including mortgage servicing rights and deferred tax assets) and the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment) involves judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. United Bancorp, Inc. undertakes no obligation to update, clarify or revise forward-looking statements to reflect developments that occur or information obtained after the date of this report.

Risk factors include, but are not limited to, the risk factors described in “Item 1A – Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2010.These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Non-GAAP Financial Information

This press release includes disclosures about our pre-tax, pre-provision income and return on average assets. These disclosures are non-GAAP financial measures. For additional information about our pre-tax, pre-provision income and return on average assets, please see the unaudited consolidated financial statements that follow.

Unaudited Consolidated Financial Statements Follow.

United Bancorp, Inc. and Subsidiary
Comparative Consolidated Balance Sheet Data (Unaudited)

Dollars in thousands	Dec. 31,	Sep. 30,	Change		Dec. 31,	Change
Period-end Balance Sheet	2010	2010	$	%	2009	$	%
Assets
Cash and due from banks	$10,623	$14,761	$(4,138)	-28.0%	$10,047	$576	5.7%
Interest bearing bal. with banks	95,599	80,053	15,546	19.4%	115,247	(19,648)	-17.0%
Federal funds sold	-	-	-	0.0%	295	(295)	-100.0%
Total cash & cash equivalents	106,222	94,814	11,408	12.0%	125,589	(19,367)	-15.4%

Securities available for sale	124,544	109,489	15,055	13.8%	92,146	32,398	35.2%
FHLB Stock	2,788	2,992	(204)	-6.8%	2,992	(204)	-6.8%
Loans held for sale	10,289	15,674	(5,385)	-34.4%	7,979	2,310	29.0%

Portfolio loans
Personal	108,544	110,691	(2,147)	-1.9%	110,702	(2,158)	-1.9%
Business	392,577	403,404	(10,827)	-2.7%	447,336	(54,759)	-12.2%
Residential mortgage	90,864	90,189	675	0.7%	92,015	(1,151)	-1.3%
Total portfolio loans	591,985	604,284	(12,299)	-2.0%	650,053	(58,068)	-8.9%
Allowance for loan losses	25,163	23,491	1,672	7.1%	20,020	5,143	25.7%
Net loans	566,822	580,793	(13,971)	-2.4%	630,033	(63,211)	-10.0%

Premises and equipment, net	11,241	11,443	(202)	-1.8%	12,332	(1,091)	-8.8%
Bank owned life insurance	13,391	13,279	112	0.8%	12,939	452	3.5%
Other assets	26,413	24,184	2,229	9.2%	25,318	1,095	4.3%
Total Assets	$861,710	$852,668	$9,042	1.1%	$909,328	$(47,618)	-5.2%

Liabilities
Deposits
Non-interest bearing	$113,206	$100,381	$12,825	12.8%	$99,893	$13,313	13.3%
Interest bearing	620,792	640,121	(19,329)	-3.0%	682,908	(62,116)	-9.1%
Total deposits	733,998	740,502	(6,504)	-0.9%	782,801	(48,803)	-6.2%
Short term borrowings	1,234	1,625	(391)	-24.1%	-	1,234	100.0%
FHLB advances outstanding	30,321	30,339	(18)	-0.1%	42,098	(11,777)	-28.0%
Other liabilities	3,453	2,807	646	23.0%	3,562	(109)	-3.1%
Total Liabilities	769,006	775,273	(6,267)	-0.8%	828,461	(59,455)	-7.2%

Shareholders' Equity	92,704	77,395	15,309	19.8%	80,867	11,837	14.6%
Total Liabilities and Equity	$861,710	$852,668	$9,042	1.1%	$909,328	$(47,618)	-5.2%

		Fourth Quarter			Year to Date
Average Balance Data		2010	2009	% Change	2010	2009	% Change
Total loans		$612,534	$679,090	-9.8%	$634,678	$693,066	-8.4%
Earning assets		818,646	870,253	-5.9%	834,642	848,049	-1.6%
Total assets		863,555	904,218	-4.5%	874,768	883,711	-1.0%
Deposits		747,188	777,938	-4.0%	757,236	752,020	0.7%
Shareholders' Equity		79,808	81,913	-2.6%	79,544	84,333	-5.7%

Asset Quality
Net charge offs		$3,258	$11,282	-71.1%	$16,387	$24,061	-31.9%
Non-accrual loans		28,661	26,188	9.4%
Non-performing loans		29,244	31,662	-7.6%
Non-performing assets		33,548	34,465	-2.7%
Nonperforming loans/portfolio loans		4.94%	4.87%	1.4%
Nonperforming assets/total assets		3.89%	3.79%	2.7%
Allowance for loan loss/total loans		4.25%	3.08%	38.0%
Allowance/nonperforming loans		86.0%	63.2%	36.1%

United Bancorp, Inc. and Subsidiary
Comparative Consolidated Income Statement and Performance Data (Unaudited)

Dollars in thousands except per share data	Three months ended Dec. 31,			Twelve months ended Dec. 31,
Consolidated Income Statement	2010	2009	% Change	2010	2009	% Change
Interest Income
Interest and fees on loans	$8,744	$10,104	-13.5%	$36,411	$40,379	-9.8%
Interest on investment securities	765	790	-3.2%	3,124	3,234	-3.4%
Interest on fed funds sold & bank balances	58	61	-4.9%	235	153	53.6%
Total interest income	9,567	10,955	-12.7%	39,770	43,766	-9.1%

Interest Expense
Interest on deposits	1,526	2,356	-35.2%	7,353	10,402	-29.3%
Interest on short term borrowings	21	-	100.0%	144	-	100.0%
Interest on FHLB advances	285	419	-32.0%	1,190	1,849	-35.6%
Total interest expense	1,832	2,775	-34.0%	8,687	12,251	-29.1%
Net Interest Income	7,735	8,180	-5.4%	31,083	31,515	-1.4%
Provision for loan losses	4,930	5,300	-7.0%	21,530	25,770	-16.5%
Net Interest Income After Provision	2,805	2,880	-2.6%	9,553	5,745	66.3%

Noninterest Income
Service charges on deposit accounts	555	655	-15.3%	2,191	2,731	-19.8%
Trust & Investment fee income	1,191	1,081	10.2%	4,518	4,070	11.0%
Gains (losses) on securities transactions	-	(11)	-100.0%	31	(24)	-229.2%
Income from loan sales and servicing	2,081	1,528	36.2%	6,351	6,689	-5.1%
ATM, debit and credit card fee income	505	475	6.3%	1,940	2,174	-10.8%
Income from bank-owned life insurance	111	123	-9.8%	451	493	-8.5%
Other income	110	171	-35.7%	816	766	6.5%
Total noninterest income	4,553	4,022	13.2%	16,298	16,899	-3.6%

Noninterest Expense
Salaries and employee benefits	4,724	4,269	10.7%	17,217	17,904	-3.8%
Occupancy and equipment expense	1,278	1,276	0.2%	5,207	5,255	-0.9%
External data processing	307	313	-1.9%	1,206	1,590	-24.2%
Advertising and marketing expenses	136	33	312.1%	610	605	0.8%
Attorney & other professional fees	191	346	-44.8%	1,561	1,183	32.0%
Director fees	60	68	-11.8%	325	404	-19.6%
Expenses relating to ORE property	450	301	49.5%	1,698	1,797	-5.5%
FDIC Insurance premiums	401	620	-35.3%	1,806	1,954	-7.6%
Goodwill impairment	-	-	0.0%	-	3,469	-100.0%
Other expense	678	727	-6.7%	2,867	2,955	-3.0%
Total noninterest expense	8,225	7,953	3.4%	32,497	37,116	-12.4%
Loss Before Federal Income Tax	(867)	(1,051)	NM	(6,646)	(14,472)	-54.1%
Federal income tax benefit	(440)	(569)	NM	(2,938)	(5,639)	-47.9%
Net Loss	$(427)	$(482)	NM	$(3,708)	$(8,833)	-58.0%

Performance Ratios
Return on average assets	-0.20%	-0.21%		-0.42%	-1.00%
Return on average equity	-2.12%	-2.34%		-4.66%	-10.47%
Pre-tax, pre-provision ROA (1) (2)	1.88%	1.88%	0.1%	1.70%	1.67%	1.8%
Net interest margin (FTE)	3.81%	3.81%	-0.1%	3.79%	3.80%	-0.3%
Efficiency ratio	66.3%	63.9%	3.7%	67.8%	75.5%	-10.2%

Common Stock Performance
Basic & diluted loss per share (3)	$(0.11)	$(0.15)		$(0.89)	$(1.93)
Dividends per share	0.00	0.00	0.0%	0.00	0.02	-100.0%
Dividend payout ratio	0.0%	0.0%	0.0%	0.0%	NA	0.0%
Book value per share				$5.72	$11.98	-52.3%
Tangible book value per share				5.72	11.98	-52.3%
Market value per share (4)				3.50	5.25	-33.3%

United Bancorp, Inc. and Subsidiary
Trends of Selected Consolidated Financial Data (Unaudited)

Dollars in thousands except per share data	2010				2009
Balance Sheet Data	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Period-end:
Portfolio loans	$591,985	604,284	$622,812	$634,014	$650,053
Total loans	602,274	619,958	641,395	644,245	658,032
Allowance for loan losses	25,163	23,491	23,362	21,351	20,020
Earning assets	825,205	812,492	808,546	858,667	868,712
Total assets	861,710	852,668	849,111	900,790	909,328
Deposits	733,998	740,502	730,204	781,936	782,801
Shareholders' Equity	92,704	77,395	76,397	79,829	80,867
Average:
Total loans	$612,534	629,067	$642,702	$654,936	$679,090
Earning assets	818,646	807,964	832,478	865,738	870,253
Total assets	863,555	846,756	878,427	909,196	904,218
Deposits	747,188	732,339	763,731	787,294	777,938
Shareholders' Equity	79,808	77,597	79,945	81,072	81,913

Income Statement Summary
Net interest income	$7,735	7,964	$7,677	$7,708	$8,180
Non-interest income	4,553	4,812	3,709	3,224	4,022
Non-interest expense	8,225	8,315	8,298	7,659	7,953
Pre-tax, pre-provision income (1) (2)	4,063	4,461	3,088	3,273	4,249
Provision for loan losses	4,930	3,150	8,650	4,800	5,300
Federal income tax	(440)	284	(2,063)	(719)	(569)
Net income (loss)	(427)	1,027	(3,499)	(809)	(482)
Basic & diluted income (loss) per share (3)	$(0.11)	$0.14	$(0.74)	$(0.21)	$(0.15)

Performance Ratios and Liquidity
Return on average assets	-0.20%	0.47%	-1.60%	-0.36%	-0.21%
Return on average common equity	-2.12%	5.25%	-17.56%	-4.05%	-2.34%
Pre-tax, pre-provision ROA (1) (2)	1.88%	2.08%	1.41%	1.44%	1.88%
Net interest margin (FTE)	3.81%	3.97%	3.76%	3.69%	3.81%
Efficiency ratio	66.3%	64.5%	72.1%	69.0%	63.9%
Ratio of loans to deposits	80.7%	81.6%	85.3%	81.1%	83.0%

Asset Quality
Net charge offs	$3,258	3,021	$6,639	$3,469	$11,282
Non-accrual loans	28,661	27,680	30,319	29,712	26,188
Non-performing loans	29,244	29,606	31,876	31,642	31,662
Non-performing assets	33,548	33,292	34,956	34,995	34,465
Nonperforming loans/portfolio loans	4.94%	4.90%	5.12%	4.99%	4.87%
Nonperforming assets/total assets	3.89%	3.90%	4.12%	3.88%	3.79%
Allowance for loan loss/portfolio loans	4.25%	3.89%	3.75%	3.37%	3.08%
Allowance/nonperforming loans	86.0%	79.3%	73.3%	67.5%	63.2%

Market Data for Common Stock
Book value per share	$5.72	11.25	$11.05	$11.76	$11.98
Market value per share (4)
High	4.00	6.25	7.00	8.50	6.50
Low	2.65	3.65	4.50	4.35	5.00
Period-end	3.50	3.65	6.25	7.00	5.25
Period-end shares outstanding	12,667	5,083	5,083	5,072	5,066
Average shares outstanding	6,320	5,077	5,078	5,068	5,066

Quarterly data (continued)	2010				2009
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
Capital and Stock Performance
Tier 1 Leverage Ratio	10.2%	8.5%	8.1%	8.4%	8.6%
Tangible common equity to total assets	8.4%	6.7%	6.6%	6.6%	6.7%
Total capital to risk-weighted assets	16.3%	13.3%	12.9%	13.4%	13.2%
Dividends per common share	$-	$-	$-	$-	$-
Dividend payout ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Price/earnings ratio (TTM)	NA	NA	NA	NA	NA
Period-end common stock market price/book value	61.2%	32.5%	56.5%	59.5%	43.8%

(1)
In an attempt to evaluate the trends of net interest income, noninterest income and noninterest expense, the Company's management focuses on pre-tax, pre-provision income and return on average assets as useful and consistent measures of the Company's earning capacity. This calculation adjusts net income before tax by the amount of the Company's provision for loan losses and one-time goodwill impairment charge in 2009. While this information is not consistent with, or intended to replace, presentation under generally accepted accounting principles, it is presented here for comparison.

A reconciliation of pre-tax, pre-provision income for the years ended December 31, 2010 and 2009 follows:

	For the year ended December 31,
	2010	2009
Pre-tax, pre-provision income	$14,884	$14,767
Provision for loan losses	21,530	25,770
Goodwill impairment charge	-	3,469
Loss before income taxes	(6,646)	(14,472)
Income taxes	(2,938)	(5,639)
Net loss	$(3,708)	$(8,833)

(2)	Net income before provision for loan loss, goodwill impairment charge and income taxes, divided by average total assets.
(3)	As a result of a large number of shares issued in the fourth quarter of 2010, the sum of the EPS figures for the four quarters of 2010 do not equal the calculation of EPS for the full year 2010.
(4)	Market value per share is based on the last reported transaction on OTCBB before period end.